POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH D. AUSTIN, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of February, 2019.

/s/ Joseph D. Austin
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MICHAEL AUSTIN, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of February, 2019.

/s/ Michael Austin
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM S. AUSTIN, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21 day of February, 2019.

/s/ William S. Austin
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WAYNE R. EBERSBERGER, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of February, 2019.

/s/ Wayne R. Ebersberger
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CRAIG A. HUFF, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2019.

/s/ Craig A. Huff
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MATTHEW T. POPOLI, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February, 2019.

/s/ Matthew T. Popoli
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM H. SPRINGER, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of February, 2019.

/s/ William H. Springer
Signature

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES H. STACKE , Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement, and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2019.

/s/ James H. Stacke
Signature